    SUPPLEMENT NO. 2 dated July 1, 2001

to  PROSPECTUS dated August 1, 2000
    (supplanting Supplement No. 1 dated November 21, 2000)

for STATE STREET RESEARCH HIGH INCOME FUND
    A SERIES OF STATE STREET RESEARCH INCOME TRUST

    INVESTMENT MANAGEMENT
    Under the above caption on page 10 of the Prospectus, the third paragraph is revised in its entirety to read as follows:

    "Rosalina Feliciano and Donald DeVeuve have been responsible for the fund's day-to-day portfolio management since July 2001. Ms. Feliciano is a vice president. She joined the firm in 1995 and has worked as an investment professional for 10 years. Also a vice president, Mr. DeVeuve joined the firm in 1995 and has worked as an investment professional since 1985."



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